SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported) :
                                  June 30, 2003

                               Porta Systems Corp.
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 1-8191

           Delaware                                        11-2203988
(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)

6851 Jericho Turnpike, Syosset, New York                     11791
(Address of principal executive offices)                   (Zip Code)

                                  516-364-9300
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 12. Results of Operations and Financial Condition

On August 13, 2003, Porta Systems Corp. issued a press release reporting the results of operations for the second quarter and six months of 2003. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                     Porta Systems Corp.

Date:  August 14, 2003                           By: /s/Edward B. Kornfeld
                                                     ---------------------------
                                                     Edward B. Kornfeld
                                                     Senior Vice President
                                                     and Chief Financial Officer